UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 10, 2026

CNBX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52403	20-3373669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#3 Bethesda Metro Center

Suite 700

Bethesda, MD 20814

(Address of principal executive offices and Zip Code)

877 424-2429

(Registrant's telephone number, including area code)

_____________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10th, 2026, the Company executed a non-convertible Promissory Note with 3i L.P., a Delaware Limited Partnership for the amount of $45,000. Said Note is due on July 1st, 2026, and bears simple interest at 5% per annum. The Company shall use the proceeds for immediate working capital purposes and expenditures.

Item 9.01.	Financial Statements and Exhibits.

10.1	Non-Convertible Promissory Note, dated as of March 10th, 2026, between CNBX Pharmaceuticals Inc. and 3i L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNBX PHARMACEUTICALS INC.

Date: March 17, 2026	By: /s/ Eyal Barad
Eyal Barad
Director, CEO

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